Exhibit 99.1

BGC Partners Completes Corporate Conversion to Full C-Corporation, Name

Change to BGC Group, Inc., and Ticker Symbol Change to “BGC”

NEW YORK, NY – July 3, 2023 – BGC Group, Inc. (Nasdaq: BGC) (“BGC Group,” “BGC” or the “Company”), a leading global brokerage and financial technology company (formerly BGC Partners, Inc.), today announced that it has completed its corporate conversion to a Full C-Corporation.

The Company has also changed its name to “BGC Group, Inc.” and changed its Nasdaq ticker symbol to “BGC” from “BGCP”. The Company has also updated its main website to http://www.bgcg.com and its investor relations website to http://ir.bgcg.com.

Management Comments

Howard W. Lutnick, Chairman of the Board and Chief Executive Officer of BGC, said: “Today represents an important step for BGC, with its conversion to a simpler, more efficient corporate structure.

We believe our new structure will attract a broader and more diversified investor base over time. We plan to deliver growth and significant long-term value to our shareholders. With improving trading conditions across our business and the upcoming launch of FMX, our electronic U.S. Treasury, Rates Futures, and Spot FX platform, this is an exciting time to be a part of BGC.”

About BGC Group, Inc.

BGC Group, Inc. (“BGC”) will trade on Nasdaq at the market opening on July 3, 2023, under the new ticker symbol “BGC”, following the corporate conversion of its predecessor BGC Partners, Inc. (formerly Nasdaq: BGCP). BGC is a leading global brokerage and financial technology company. BGC, through its various affiliates, specializes in the brokerage of a broad range of products, including Fixed Income (Rates and Credit), Foreign Exchange, Equities, Energy and Commodities, Shipping, and Futures. BGC, through its various affiliates, also provides a wide variety of services, including trade execution, brokerage, clearing, trade compression, post-trade, information, and other back-office services to a broad range of financial and non-financial institutions. Through its brands, including Fenics®, FMX™, FMX Futures Exchange™, Fenics Markets Xchange™, Fenics Digital™, Fenics UST™, Fenics FX™, Fenics Repo™, Fenics Direct™, Fenics MID™, Fenics Market Data™, Fenics GO™, Fenics PortfolioMatch™, BGC®, BGC Trader™, kACE2™, and Lucera®, BGC offers financial technology solutions, market data, and analytics related to numerous financial instruments and markets. BGC, BGC Group, BGC Partners, BGC Trader, GFI, GFI Ginga, CreditMatch, Fenics, Fenics.com, FMX, Sunrise Brokers, Poten & Partners, RP Martin, kACE2, Capitalab, Swaptioniser, CBID, Caventor, LumeMarkets and Lucera are trademarks/service marks and/or registered trademarks/service marks of BGC and/or its affiliates.

BGC’s customers include many of the world’s largest banks, broker-dealers, investment banks, trading firms, hedge funds, governments, corporations, and investment firms. BGC’s Class A common stock trades on the Nasdaq Global Select Market under the ticker symbol “BGC”. BGC is led by Chairman of the Board and Chief Executive Officer Howard W. Lutnick. For more information, please visit BGC’s new website at http://www.bgcg.com. You can also follow BGC at http://ir.bgcg.com.

Discussion of Forward-Looking Statements about BGC

Statements in this document regarding BGC that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. These include statements about the effects of the COVID-19 pandemic on the Company’s business, results, financial position, liquidity and outlook, which may constitute forward-looking statements and are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Except as required by law, BGC undertakes no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward looking statements, see BGC’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, the risk factors and Special Note on Forward-Looking Information set forth in these filings and any updates to such risk factors and Special Note on Forward-Looking Information contained in subsequent reports on Form 10-K, Form 10-Q or Form 8-K, and in the SEC filings and prior reports filed with respect to BGC’s predecessor BGC Partners, Inc. with the SEC under its prior ticker symbol BGCP.

Media Contact:

Karen Laureano-Rikardsen

+1 212-829-4975

Investor Contact:

Jason Chryssicas

+1 212-610-2426